Restructuring	12 Months Ended
Dec. 31, 2017
Restructuring and Related Activities [Abstract]
Restructuring
RESTRUCTURING
In February 2016, as part of a restructuring plan, the Company underwent a labor force reduction. The total restructuring costs were $2.7 million and consisted of $1.2 million severance expense and $1.5 million of retention bonuses. The retention bonuses were paid in two installments over the 12 months following the commencement of the restructuring plan.
The Company accrued the retention bonus monthly on a straight line basis through the retention period. The second and final installment of the retention bonus was paid in February, 2017. As of December 31, 2016, the severance accrual was $0.3 million. During 2017, $0.3 million in payments were made and there is no balance as of December 31, 2017.